UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): October 3, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
















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Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2014, Empire Global Corp. (the "Company") borrowed the sum of CDN$85,000 (EIGHTY-FIVE THOUSAND CANADIAN DOLLARS) at an interest rate of 2% per month, and issued a Promissory Note to Paymobile Inc. an Ontario corporation. All principal and interest accrued under the Note become payable on the maturity date of October 31, 2014. We will use the proceeds for working capital purposes.

We may prepay the Note at any time prior to the maturity date without notice, penalty, or bonus.

The maturity of the Note is subject to acceleration in the event of a default, which includes, among other things, our failure to make principal or interest payments when due or otherwise fail to perform, observe or comply with any covenant or material obligations under the Note that have not been remedied by the Company within 10 days of receiving notice of such failure, commencement or bankruptcy proceedings against the Company or a material adverse change with respect to us.

The above description of the Note is merely a summary of it's material terms. A copy of the material agreement relating to the note is filed Exhibit 10.1 to this Form 8-K.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please refer to Item 1.01 of this Form 8-K for information concerning the direct financial obligation on which we have become obligated under the promissory note to Paymobile Inc.


Item 3.02 Unregistered Sales of Equity Securities.

On October 3, 2014, we issued an aggregate of 900,000 restricted shares of our common stock with a cost basis of $1 per share as follows:

- 500,000 shares for legal advisory retainer to Beard Winter LLP
- 150,000 shares for accounting services related to completion of Multigioco Srl to David Ciavarella, CA
- 250,000 shares for cancelation of $250,000 of debt recorded as advances from a related party from Gold Street Capital to accredited investors

The issuance of our common stock was exempt from the registration requirements of the Securities Act for the offer and sale of securities not involving a public offering. To the extent that the issuance constituted a sale of equity securities, that sale was exempt from registration under the Securities Act pursuant to the exemption provided under Section 4(2) of the Securities Act, and may also qualify for exemption under Section 4(a)(5), Section 3(a)(9) and Regulation S of the Securities Act.

These shares of our common stock have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration requirements.


Item 9.01 Financial Statements and Exhibits.

Reference is made to Item 1.01 of this report and the exhibit referred to therein, which are incorporated herein by reference.

(d) Exhibits:

Exhibit No.   Description

99.1          Promissory Note issued by Empire Global Corp. to Paymobile Inc.
              dated October 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


EMPIRE GLOBAL CORP.


By:  /s/ Michele Ciavarella, B.Sc.                        Date: October 9, 2014.
   -------------------------
         Michele Ciavarella, B.Sc.
         Chairman of the Board,
         Chief Executive Officer
         Principal Financial Officer